GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Small/Mid Cap Growth Fund

(the “Fund”)

Supplement dated September 30, 2019 to the

Prospectuses,

each dated December 28, 2018, as supplemented to date

Effective immediately, Gregory Tuorto will serve as a portfolio manager for the Fund. Steven M. Barry and Jessica Katz will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection under the “Goldman Sachs Small/Mid Cap Growth Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Steven M. Barry, Managing Director, Co-Chief Investment Officer–Fundamental Equity U.S. Equity, has managed the Fund since 2005; Gregory Tuorto, Managing Director, has managed the Fund since 2019; and Jessica Katz, Vice President, has managed the Fund since 2019.

The following row is added to the table under the “Service Providers—Fund Managers” section of the Prospectuses:

Gregory Tuorto Managing Director	Portfolio Manager—Small/Mid Cap Growth	Since 2019	Mr. Tuorto is a portfolio manager on the Fundamental Equity Team focused on the Small/Mid Cap Growth strategy. He joined the Investment Adviser in 2019. Prior to joining the Investment Adviser, Mr. Tuorto had worked at JPMorgan Asset Management since 2008.

This Supplement should be retained with your Prospectuses for future reference.

EQG22PMCHGSTK 09-19